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                       METROPOLITAN LIFE INSURANCE COMPANY
             METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT II

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                   FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT

                         SUPPLEMENT DATED MARCH 2, 2010
          TO THE PROSPECTUSES DATED OCTOBER 20, 2006 (AS SUPPLEMENTED)

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in your variable annuity contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

PORTFOLIO FEES AND EXPENSES

Your variable annuity contract offers one or more of the following Legg Mason Partners Variable Equity Trust portfolios (the "Portfolios") as an underlying investment option. The information in the table below replaces the disclosure regarding the Portfolios in the "Fee Table" section of your prospectus. The figures in the table are for the fiscal year ended October 31, 2009 and are expressed as a percentage of the Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For more complete information on these fees and expenses, please refer to the Portfolios' prospectuses.

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                  DISTRIBUTION              ACQUIRED     TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                     AND/OR                   FUND       ANNUAL     WAIVER AND/OR      ANNUAL
                                     MANAGEMENT     SERVICE       OTHER     FEES AND   OPERATING       EXPENSE       OPERATING
            PORTFOLIO                   FEE       (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES    REIMBURSEMENT     EXPENSES
----------------------------------   ----------   ------------   --------   --------   ---------   ---------------   ---------
LEGG MASON PARTNERS VARIABLE
   EQUITY TRUST
   Legg Mason ClearBridge
      Variable Aggressive
      Growth Portfolio(1)               0.75%          --          0.06%        --       0.81%             --         0.81%
   Legg Mason ClearBridge
      Variable Dividend
      Strategy Portfolio(2)             0.65%          --          0.41%        --       1.06%           0.11%        0.95%(3)
   Legg Mason ClearBridge
      Variable Large Cap
      Growth Portfolio(4)               0.75%          --          0.10%        --       0.85%             --         0.85%

                                                                      March 2010

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
   Legg Mason ClearBridge
      Variable Mid Cap Core
      Portfolio(5)                      0.75%         --           0.24%       --        0.99%           0.04%        0.95%(3)
   Legg Mason Global Currents
      Variable International All
      Cap Opportunity Portfolio(6)      0.85%         --           0.25%       --        1.10%             --         1.10%

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(1)  Formerly, Legg Mason Partners Variable Aggressive Growth Portfolio.

(2)  Formerly, Legg Mason Partners Variable Dividend Strategy Portfolio.

(3) The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.95%. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees' consent.

(4)  Formerly, Legg Mason Partners Variable Large Cap Growth Portfolio.

(5)  Formerly, Legg Mason Partners Variable Mid Cap Core Portfolio.

(6) Formerly, Legg Mason Partners Variable International All Cap Opportunity Portfolio.

                                                                      March 2010